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                                                                    EXHIBIT 99.1

                      DATED                            1997





                       ASPECT VISION HOLDINGS LIMITED (1)

                                       AND

                         THE COOPER COMPANIES, INC. (2)


                    ----------------------------------------

                                   INSTRUMENT
                       CONSTITUTING UP TO 'L'15,000,000 OF
                              8 PER CENT FIXED RATE
                          GUARANTEED SECURED LOAN NOTES

                    ----------------------------------------










                                 CAMERON MCKENNA
                                   MITRE HOUSE
                              160 ALDERSGATE STREET
                                 LONDON EC1A 4DD

                              T +44(0)171 367 3000
                              F +44(0)171 367 2000

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                                TABLE OF CONTENTS



CLAUSE                                                 PAGE
------                                                 ----
1. Pari Passu............................................1

2. Definitions...........................................1

3. Principal Amount......................................1

4. Interest..............................................1

5. Payments..............................................1

6. Certificates..........................................1

7. Conditions............................................1

8. Notice of Event of Default............................1

9. Conditions and Schedules..............................1

10. Guarantee............................................1

11. Shares Charge........................................1

12. Stock Exchange.......................................1

13. Notices..............................................1

14. Distinct Provisions..................................1

15. Governing Law and Jurisdiction.......................1

16. Delivery.............................................1

SCHEDULE 1...............................................1
     Certificate.........................................1

SCHEDULE 2...............................................1
     The Guarantee.......................................1

SCHEDULE 3...............................................1
     Register and Transfers..............................1

SCHEDULE 4...............................................1
     Meetings Of The Noteholders.........................1


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

THIS INSTRUMENT is entered into the     day of                1997

By

(1) ASPECT VISION HOLDINGS LIMITED a company incorporated in England and Wales with limited liability under the Companies Act 1985 (Reg No 3448379) whose registered office is at Mitre House, 160 Aldersgate Street, London EC1A 4DD (the "COMPANY"); and

(2) THE COOPER COMPANIES, INC whose address for the purpose of this Instrument is at 6140 Stoneridge Mall Road, Suite 590, Pleasanton, CA 94588, USA (the "GUARANTOR")

WHEREAS:

The Company has, pursuant to its Memorandum and Articles of Association, resolved to issue a series of 8 per cent Fixed Rate Guaranteed Secured Loan Notes not exceeding 'L'15,000,000 in aggregate principal amount pursuant TO a resolution of its Board of Directors passed on or around the date of this Instrument and the Guarantor has agreed to guarantee the same subject to and with the benefit of the terms and conditions contained in Schedule 2 hereto.

WITNESSES:

1.    PARI PASSU

1.1 This Instrument constitutes the Notes of the above-mentioned series of like Notes of varying denominations. All such Notes for the time being in issue rank pari passu for payment without any preference or priority one over another.

2.    DEFINITIONS

2.1 In this Instrument and in the Conditions and the Schedules hereto the following expressions set out on the left shall bear the meanings set against them on the right:-

      "ACCOUNT ADJUSTMENT EVENT" means any of those events listed in paragraphs
      4.1 to 4.12 inclusive of Schedule 2, Part 2, paragraph 4 of the Earn Out Agreement;

      "BOARD DECISION EVENT" means any of those events listed in 5.1.1 to 5.1.12 inclusive of Clause 5 (Decisions of the Board) of the Earn Out Agreement;

      "BUSINESS DAY" means any day on which banks in London are generally open for the transaction of all classes of business usually carried on by them in Sterling;

      "CLAIM" has the meaning given to it in the Umbrella Agreement;


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

      "CONDITIONS" means the Conditions set out in the annex to the Certificate in Schedule 1 hereto and the word "Condition" followed by a number refers to that one of the Conditions so numbered;

      "EARN OUT AGREEMENT" means the earn out agreement dated the same date as this Instrument and made between Anthony David Galley (1), the Company (2) and the Guarantor (3);

      "GALLEY" means Anthony Galley or his appointee, if any, for the purposes of consent under Condition 6.1(xii);

      "GUARANTEE" means the guarantee contained in Clause 10 given by the Guarantor upon and with the benefit of the terms and conditions contained in Schedule 2;

      "INSTRUMENT" means this Instrument (including the Conditions);

      "MARGIN" means eight per cent (8%) per annum;

      "NOTES" means all the Notes of the same series constituted by this Instrument for the time being outstanding (including the Conditions annexed to each of them);

      "NOTEHOLDER" means the persons whose names are for the time being entered in the Register as the holders of the Notes;

      "OBLIGORS" means the Company and the Guarantor;

      "PRINCIPAL AMOUNT" has the meaning given to it in Clause 3;

      "PRINCIPAL SUM" means the principal amount outstanding under each of the Notes from time to time;

      "REGISTER" means the register to be maintained under paragraph 1 of
      Schedule 3;

      "REPAYMENT DATE" means any of the dates referred to in Conditions 1 or 2;

      "SECURITY TRUSTEE" means Anthony Galley of Beacon Wey, The Hangers, Bishops Waltham, SO32 1FZ;

      "SHAREHOLDER" means The Cooper Companies, Inc, being the holder of 100% of the issued share capital of the Company;

      "SHARES CHARGE" means the third party shares charge dated on or about the date of this Instrument made between the Shareholder (1) and the Security Trustee (2);



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

      "SUBORDINATION AGREEMENT" means the subordination agreement dated on or about the date of this Instrument made between the Guarantor (1), the Shareholder (2), the Noteholders (3) and KeyBank National Association (4);

      "SUBSIDIARY" bears the same meaning in this Note as is given to the word "subsidiary" in section 736 Companies Act 1985 or any statutory modification or re-enactment thereof;

      "UMBRELLA AGREEMENT" means the agreement dated on or about the date of this Instrument made between Anthony Galley, the Company and the Shareholder relating to the sale and purchase of shares in Aspect Vision Care Limited and other companies; and

      "WARRANTOR" means the Vendor as defined under the Umbrella Agreement.

2.2 Unless the content otherwise requires, words denoting persons shall include corporations; words denoting the masculine gender shall include the feminine; and words denoting the singular shall include the plural and vice versa.

2.3 The headings are for convenience only and shall not affect the interpretation hereof.

2.4 References to Schedules, Clauses, sub-Clauses, paragraphs and sub-paragraphs are to Schedules, Clauses, sub-Clauses, paragraphs and sub-paragraphs herein.

2.5 References to defined parties shall also be deemed to include references to their respective successors, assigns and transferees.

3.    PRINCIPAL AMOUNT

3.1. The Company shall pay to the Noteholders the sum of 'L'15,000,000 pounds sterling (such sum or such lESSEr principal amount as is outstanding hereunder from time to time is hereinafter referred to as the "PRINCIPAL AMOUNT") in accordance with the Conditions.

4.    INTEREST

4.1 The Company shall pay to the Noteholders until payment of the Principal Amount in full interest thereon in accordance with the Conditions.

5.    PAYMENTS

5.1 The payments to be made under Clause 3 and 4 above or under the Guarantee shall be made in accordance with paragraph 5 of Schedule 3.


                                      -3-
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

6.    CERTIFICATES

6.1 The Company shall issue to each Noteholder a certificate for the Notes held by that Noteholder. Each certificate shall bear a denoting number and shall be issued to a Noteholder executed by the Company as a deed in the manner provided in the Company's Articles of Association from time to time or in accordance with Statute or both. Every such certificate shall be substantially in the form set out in Schedule 1 and shall have endorsed thereon the Conditions.

7.    CONDITIONS

7.1 The Notes shall be held subject to the Conditions and the provisions of this Instrument which shall be binding on the Company and the Noteholders and all persons claiming through or under them.

8.    NOTICE OF EVENT OF DEFAULT

8.1 The Company shall give notice to the Guarantor and the Noteholders upon it becoming aware of the occurrence of any of the events specified in Condition 6 and upon the occurrence of any event which with the passing of time, giving of notice, determination of materiality or satisfaction of any other condition would become such an event.

9.    CONDITIONS AND SCHEDULES

9.1 The Company shall at all times observe and perform the Conditions and the provisions set out in Schedule 3 and Schedule 4 as if the same were set out herein.

10.   GUARANTEE

10.1 Subject to the terms of the Subordination Agreement, the Guarantor hereby unconditionally and irrevocably guarantees the payment of principal and interest owing in respect of the Notes subject to and with the benefit of the terms and conditions contained in Schedule 2 which shall be deemed to be a part of this Instrument.

11.   SHARES CHARGE

11.1 The Shareholder has created security in favour of the Security Trustee on the terms set out in the Shares Charge in order to secure the obligations of the Company under this Instrument.

12.   STOCK EXCHANGE

12.1 No application shall be made to any stock exchange for permission to deal in or for an official or other listing or quotation in respect of the Notes.


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

13.   NOTICES

13.1 Any notice or demand under the Notes to or upon the Company shall be deemed to have been properly served upon it if the same shall have been delivered or sent by letter post to it at its registered office, with a copy to the Guarantor marked for the attention of Robert S. Weiss, Chief Financial Officer at 6140 Stoneridge Mall Road, Suite 590, Pleasanton, CA 94588, USA.

13.2 A notice or demand (or copy thereof) sent by first-class letter post shall if the same shall have been posted before the last scheduled collection of letters from the letter box in which the same is posted on any day be deemed to have been served upon the addressee at 10.00 am on the day 2 clear days after posting, or in the case of air mail 5 clear days after posting (or if the next succeeding day be a Sunday or any other day upon which no delivery of letters is made at 10.00 am on the next succeeding day but one).

14.   DISTINCT PROVISIONS

14.1 Each of the provisions of this Instrument shall be severable and distinct from one another and if at any time any one or more of such provisions is or becomes invalid, illegal or unenforceable the validity, legality and enforceability of the remaining provisions of this Note shall not in any way be affected or impaired thereby.

15.   GOVERNING LAW AND JURISDICTION

15.1 This Instrument and the Schedules hereto shall be governed by and construed in accordance with English law.

15.2 Each of the Company and the Guarantor agrees for the benefit of the Noteholders that the courts of England shall have jurisdiction to hear and determine, any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Instrument and the Guarantee and, for such purposes, irrevocably submits to the jurisdiction of such courts.

15.3 Each of the Company and the Guarantor irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause
      15.2 being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Instrument and the Guarantee and agrees not to claim that any such court is not a convenient or appropriate forum.

15.4 The Guarantor agrees that the process by which any suit, action or proceeding is begun may be served on it by being delivered in connection with any suit, action or proceeding in England, to the registered office for the time being of the Company, with a copy to the Guarantor marked for

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

      the attention of Robert S. Weiss, Chief Financial Officer at 6140 Stoneridge Mall Road, Suite 590, Pleasanton, CA 94588, USA.


15.5  The submission to the jurisdiction of the courts referred to in Clause
      15.2 shall not (and shall not be construed so as to) limit the right of the Noteholders to take proceedings against the Company or the Guarantor in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

16.   DELIVERY

16.1  This Deed shall be treated as delivered upon being dated.

IN WITNESS of which the Company has executed this Deed as a deed and the Guarantor has executed this instrument as a deed in the manner permitted by the laws of the territory in which the Guarantor is incorporated for the execution of documents by such a company in accordance with the Foreign Companies (Execution of Documents) Regulations 1994 and each of the Company and the Guarantor has delivered this Deed upon dating it.

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                                   SCHEDULE 1

                                   CERTIFICATE

    'L'[    ]                             Note No [    ]
                                          --------------

                         Aspect Vision Holdings Limited
                            (Registered No. 3448379)

                    Incorporated under the Companies Act 1985

  Created and issued pursuant to the Memorandum and Articles of Association of
 the Company and to a resolution of the Board of Directors passed on [     ]1997

THIS IS TO CERTIFY THAT the undermentioned is the registered holder of the amount set out below of the 8 per cent Fixed Rate Guaranteed Secured Loan Notes [19 / ] constituted by an instrument created by the Company (1) and The Cooper Companies, Inc (the "GUARANTOR") (2) on [ ] 1997 (the "INSTRUMENT") and issued with the benefit of and subject to the provisions contained in the Instrument and the Conditions and the Guarantee.

Name and Address of Holder                Amount of Notes
--------------------------                ---------------
[    ]                                    [    ]

1.    The Notes are payable in accordance with the Conditions.

2. The payment by the Company of the principal amount of the Notes (and interest thereon) is guaranteed by the Guarantor on the terms of the "Guarantee" a copy of which is annexed hereto.

3. This Certificate must be surrendered before any transfer whether of the whole or any part of the Notes comprised in it can be registered or any new certificate issued in exchange.

4.    The Notes are transferable in amounts and multiples of 'L'1.

5. Any change of address of the Noteholder must be notified in writing signed by the Noteholder to the Company at its registered office from time to time.

6. A copy of the Instrument constituting the Notes is available for inspection at such registered office.

7. Words and expressions defined in the Instrument shall have the same meanings when used herein.

8. The Guarantee is subject to the terms and conditions of a subordination and priorities agreement dated on the same date as the Instrument and

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


      made between the Guarantor (1), The Cooper Companies, Inc as share chargor
      (2), the Noteholders (3) and KeyBank National Association as agent (4).

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

Dated: [          ] 1997
EXECUTED AS A DEED by                   )
ASPECT VISION HOLDINGS LIMITED was      )
hereunto affixed in the                 )
presence of:                            )



Director




Director/Secretary


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

                            Annex to the Certificate

                     Conditions to the 8 per cent Fixed Rate
                   Guaranteed Secured Loan Notes 'L'15,000,000
                    issued by Aspect Vision Holdings Limited

                              Payment and Purchase

17.   PAYMENT DATE

17.1 Unless previously purchased or paid off under the following Conditions the Principal Sum shall be paid off on the date 5 years after the date of issue of the Notes (or if that day is not a Business Day, the next succeeding Business Day) together with interest accrued down to the date of repayment.

18.   PREPAYMENT

18.1 The Company may, at any time 2 years after the date of this Instrument, upon not less than 3 months' prior written notice to the Noteholder (which shall be irrevocable and shall oblige the Company to repay the relevant amount on the Repayment Date specified) prepay the Principal Sum in whole or in part (but if in part in an amount of 'L'100,000 or AN integral multiple thereof) without penalty but together with accrued interest and on the last day of any Interest Period (as hereinafter defined). Prepayments of less than the whole of the Principal Sum shall be paid to each Noteholder in the proportion that the Principal Sum of all the Notes held by that Noteholder bears to the Principal Amount.

19.   CANCELLATION

19.1 Once paid off or purchased by the Company the Notes shall be cancelled and shall not be kept alive for the purposes of reissue or be reissued.

20.   INTEREST

20.1 Until such time as the Principal Sum is repaid in full in accordance with the provisions of this Note the Company will pay interest to the Noteholder on the Principal Sum annually in arrear on the last Business Day of October (each an "INTEREST DATE") in each year in respect of the twelve months beginning on and including an Interest Date (each an "INTEREST PERIOD") calculated on the basis and at the rate provided in Conditions 4.2 to 4.6 below. The first payment of such interest shall be made on 31st October 1998 in respect of the period to that date and shall be calculated from and including the date of issue of this Note up to (but excluding) such Interest Date.


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

20.2 Interest on the Note will be calculated by the Noteholder at the rate of eight per cent (8%) per annum.


20.3 Interest on the Note will be calculated on the basis of a 365 day year by reference to the number of days in the relevant Interest Period or in any broken period.

20.4 The Company shall deliver up to the Noteholders in respect of the interest paid to each Noteholder within 7 days after payment of such interest, a certificate as to the gross amount of such payment and the amount of tax deducted or withheld.

20.5 All payments due in relation to the Notes shall be paid free of any set-off or counterclaim, other than pursuant to Condition 7 and, save as required by law, without any withholding or deduction.

20.6 If the Company does not pay any sum payable under the Instrument (including payment of interest under Condition 4.2) on its due date it shall pay interest on such sum for the period beginning on such due date until full discharge at the rate of nine per cent (9%) per annum.

21.   DETERMINATIONS

21.1 All determinations made by the Company of interest or other amounts due by the Company shall be conclusive and binding upon the Noteholder save for manifest error.

22.   EVENTS OF DEFAULT

22.1  On the occurrence of any of the following events:

      (i) if the Company makes default for more than five days in the payment of any principal or interest payable under the Note; or

      (ii) if an order is made or effective resolution is passed for winding up any Obligor (other than in the case of such reconstruction or amalgamation as is referred to in Condition 6.1(iv) below); or

      (iii) if any incumbrancer takes possession or a receiver is appointed of all or a material part of the undertaking property and assets of any Obligor; or

      (iv) if any Obligor shall stop or cease payment or cease to carry on its business otherwise than in connection with a reconstruction or amalgamation previously approved in writing by the Noteholder; or

      (v)   if any Obligor is unable to pay its debts within the meaning of section 123(1) Insolvency Act 1986 (or any statutory re-enactment thereof); or



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

      (vi) if the Company shall default in the observance or performance of any material provision of the Notes or these Conditions (other than a provision relating to the payment of principal money or interest) and, if such default shall be capable of remedy, fail to remedy the same within 20 Business Days of written notice given by the Noteholder requiring the same to be remedied or if any representation made by the Company in Condition 9 is incorrect when made in a material respect; or

      (vii) if the Guarantor shall default in the observance or performance of any material provision of this Instrument or the Guarantee and, if such default shall be capable of remedy, fail to remedy the same within 20 Business Days of written notice given by the Noteholder requiring the same to be remedied or if any representation made by the Guarantor in paragraph 13 of Schedule 2 of the Instrument is incorrect in any material respect; or

      (viii) if the Shareholder shall default in the observance or performance of any material provision of the Shares Charge and, if such default shall be capable of remedy, fail to remedy the same within 20 Business Days of written notice given by the Noteholder requiring the same to be remedied or if any representation made by the Shareholder in Clause 7 of the Shares Charge is incorrect in any material respect; or

      (ix) if a proposal for a voluntary arrangement is made by any Obligor with its creditors pursuant to section 1 Insolvency Act 1986 (or any statutory modification or re-enactment thereof); or


      (x) if a petition is presented for an administration order to be made in respect of any Obligor under the Insolvency Act 1986 (or any statutory modification or re-enactment thereof); or

      (xi) anything analagous to or having substantially the same effect to any of the events set out in Conditions 6.1 (ii), (iii), (v), (ix) or
            (x) occurs in any applicable jurisdiction of any Obligor;

      (xii) if any Account Adjustment Event shall occur without the prior written consent of Galley and the annual sales or the net income targets have not fallen below the levels referred to in Clause 5.2 of the Earn Out Agreement, or if any Board Decision Event shall occur without the prior written consent of Galley; or

     (xiii) if any indebtedness in respect of borrowed monies of any Obligor in excess of 'L'2,000,000 is not paid when due or is declared to be or otherwise becomes due and payable prior to its specified maturity or any creditor of any Obligor becomes entitled to declare any such indebtedness due and payable prior to its specified maturity,

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

            then such event shall constitute a default and at any time whilst such default remains unremedied if the Noteholders shall so resolve by ordinary resolution (which resolution shall be deemed to be binding on all the Noteholders) the Principal Amount together with all accrued interest and other monies payable under the Note shall become immediately repayable forthwith upon demand by the Security Trustee (on behalf of all the Noteholders) or by all the Noteholders and the Company shall repay such sums, provided always that in the event of the occurrence of an event referred to in Condition 6.1(xii) (Account Adjustment Event) the amount repayable by the Company shall be the Principal Amount less six million pounds sterling ('L'6,000,000) (the "Net Amount") together with All accrued interest on the Net Amount.

23.   SET-OFF

23.1 The Company shall be entitled (without prejudice to any other rights it may have) to set off and retain absolutely against any liability which it may have to pay monies pursuant to any provision of the Instrument (including but not limited to Clauses 3 and 4 and whether or not such liability be to the original or to any subsequent Noteholder), any sums or sums which the Warrantor or his legal or personal representatives is or are liable to pay, or which have been agreed to be paid, to the Company in connection with a Claim or pursuant to the provisions of Clause 10 (Set
      Off) of the Umbrella Agreement.

23.2 The Principal Amount (and the relevant Principal Sum of each Note) shall be deemed to be reduced with effect from the date of this Instrument by the amount which the Company is entitled to set off pursuant to this Condition 7 and Clause 10 (Set Off) of the Umbrella Agreement and appropriate interest adjustment calculations shall be made in respect of any interest already paid so that interest shall only accrue and be payable in respect of the reduced Principal Amount. Any interest paid on the amount by which the Principal Amount is reduced shall be deducted from the next and subsequent interest payments and, if the amount of future interest payments is insufficient to permit such deductions in full, shall be deducted from the Principal Amount (but in that case without any further adjustment of interest payable) (and the relevant Principal Sum of each Note), in each case in the proportion that the Principal Sum of all the Notes held by that Noteholder bears to the Principal Amount.


23.3 The right of set off conferred on the Company shall apply whether or not such right is exercised before or after the transfer of the Notes or any part thereof by any Noteholder or any subsequent transfer and whether or not the events giving rise to the exercise of such right arise before or after such transfer or any subsequent transfer.

23.4 Every person to whom the Notes (or any part thereof) is transferred, or who becomes entitled to the Notes (or any part thereof) in consequence of

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

      the death or bankruptcy of any Noteholder, shall take such Notes subject to the right of set off conferred on the Company and any application by or on behalf of such person to have his name entered as holder of such Notes on the Register shall be deemed to include an acknowledgement by such person that he takes such Notes subject to such right of set off.

23.5 Where the Company is entitled to exercise any right of set off in respect of any Notes, the Company shall be under no obligation to exercise its right of set off against the Notes held by any particular Noteholder before exercising or seeking to exercise such right against the other Noteholders.

23.6 The Company shall notify the Guarantor of any right of set off in respect of any Notes that it has exercised (specifying in such notice the amount by which the Principal Sum of each of the Notes is to be reduced pursuant to such right of set off) and the amount recoverable under the Guarantee shall be deemed for all purposes to have been reduced with effect from such time of set off.

23.7 Where the Company is entitled to any right of set off under the Umbrella Agreement or this Condition 7 and has exercised such right, the Noteholder shall forthwith deliver the Certificate or Certificates relating to the Notes over which the right of set off is exercised to the Company and the Company shall either:-


      (i) enface on such Certificate or Certificates a memorandum of the amount and date of the set off; or

      (ii) cancel the said Certificate or Certificates and without charge issue to the Noteholder a fresh Certificate for the balance of the Notes (if any).

24.   ADDITIONAL NOTES

24.1 The Noteholder shall have the right to acquire (by subscription at nominal value of an amount equal to up to one tenth of the Noteholder's holding of Notes) additional loan notes to be issued by the Company (the "ADDITIONAL NOTES") on terms and conditions substantially the same as applicable to the Notes, subject as follows:-

      (i) the right shall be exercisable on the second anniversary of the date of the Instrument and on the first Business Day of each month thereafter until redemption by giving not less than 30 days' prior written notice to the Company and shall be exercisable only once in relation to each Note;

      (ii) the rate of interest on the Additional Notes shall be 4 per cent per annum; and

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

      (iii) the Additional Notes shall not include any right to acquire additional securities.

25.   REPRESENTATIONS AND WARRANTIES

      The Company represents and warrants to and for the benefit of the Noteholders that:-

25.1 it is a corporation duly organised and validly existing under the laws of England and Wales;

25.2 it has fully power and authority to enter into and perform the Instrument and has taken all necessary corporate or other action to authorise the execution, delivery and performance of the Instrument;

25.3 all action, conditions and things required by all applicable laws and regulations to be taken, fulfilled, obtained or done in order to enable it lawfully to enter into, exercise its rights under and perform and comply with its obligations under the Instrument have been taken, fulfilled, obtained or done;

25.4 the execution by it of the Instrument and the exercise by it of its rights and performance of or compliance with its obligations under the Instrument do not and will not violate (i) its constitutional documents or any law or regulation to which it or any of its assets is subject or (ii) to an extent or in a manner which has or could have a material adverse effect on its duty to perform its payment obligations under the Instrument, any agreement which is binding upon it;

25.5  its obligations under the Instrument are legal, valid and binding.



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

                                   SCHEDULE 2

                                  THE GUARANTEE


26.   GUARANTEE

26.1 Subject to the terms of the Subordination Agreement, the Guarantor hereby irrevocably and unconditionally undertakes to each Noteholder that:

      (i) if the Notes shall become repayable pursuant to the terms of Condition 6 of the Instrument and are not redeemed or repaid by the Company in accordance with its obligations, then the Guarantor will pay to the Noteholders subject to and in accordance with the provisions of the Instrument the principal amount of the Notes together with any interest payable in respect of the Notes up to the date of payment by the Guarantor provided that, for the avoidance of doubt, if the Guarantor is required to make any deductions in respect of tax on interest unpaid on the relevant Note(s), the Guarantor will not be required to make any additional payment to the relevant Noteholder; and

      (ii) payments made by the Guarantor under sub-paragraph 1.1(i) above shall be made within seven (7) days after receipt of the documents specified in paragraph 2.1 below in relation to such Noteholder by the Guarantor's agent for service of process at its registered office which at the date hereof is at Aspect Vision Holdings Limited, Unit 2, South Point, Hamble, Southampton, SO31 4RF, marked for the attention of Gregory Fryling, with a copy to the Guarantor marked for the attention of Robert S. Weiss, Chief Financial Officer at 6140 Stoneridge Mall Road, Suite 590, Pleasanton, CA 94588, USA.


27.   DEMAND

27.1 A Noteholder claiming payment under paragraph 1 above must deliver to the Guarantor's agent for service of process (with a copy to the Guarantor) at its registered office:

      (i) a demand in writing in the form set out in the Appendix to the Guarantee signed by or on behalf of the Noteholder or in the case of joint Noteholders by or on behalf of at least two of such joint Noteholders showing the full name(s) and registered address(es) of the Noteholder(s) concerned; and

      (ii) the Certificate(s) for the Notes in respect of which the claim is made or if the Certificate(s) shall be lost or shall have been sent to the Company for re-payment and shall not have been returned to the Noteholder such indemnity in lieu as the Guarantor may reasonably require.

27.2 The Guarantor shall not be under any duty to establish whether a claim by a Noteholder has been validly made but shall be entitled to assume that any such claim has been so validly made.

27.3 No demand under this Guarantee shall be valid or result in any liability on the part of the Guarantor hereunder unless the demand pursuant to paragraph 2.1 above is made, and received by the Guarantor's agent for service of process (with a copy to the Guarantor), in accordance with the provisions of this Guarantee, on or before the first Business Day falling six months after the date on which the Notes become repayable.

28.   MAXIMUM AGGREGATE LIABILITY

28.1 The maximum aggregate liability of the Guarantor in respect of the principal amount of the Notes shall be limited to fifteen million pounds sterling ('L'15,000,000) or such lesser amount as shall be The
      Principal Amount of the Notes from time to time.

29.   FAILURE TO EXERCISE

29.1 Subject to the provisions of paragraph 2 of this Guarantee, no failure or delay by any Noteholder in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

30.   CONTINUING UNDERTAKINGS

30.1 The undertakings contained in this Guarantee are continuing undertakings and shall remain in force notwithstanding:

      (i) that any obligation of the Company in respect of the Notes may be void or unenforceable; or

      (ii) the liquidation or dissolution of the Company or the appointment of a Receiver or Administrator of all or any part of the assets of the Company; or

      (iii) that any action has been taken or not taken against the Company to enforce the Noteholders' rights under the Instrument (including the Conditions) or any judgment in respect thereof is obtained against the Company.

31.   LIABILITY NOT IMPAIRED

31.1 Subject to the provisions of paragraphs 2.3, 4 and 8 of this Guarantee, the liability of the Guarantor hereunder shall not be impaired or discharged to any extent by reason of any time or other compounding, indulgence or relief which a Noteholder may grant to the Company or by any forbearance whether as to payment or time or otherwise or any variation compromise or release of the obligations of the Company or by any dealings or transactions between the Noteholders and the Company or by any other dealing or thing including, without limitation, circumstances affecting or preventing the recovery of any amount under the Notes which, but for this provision, might operate to exonerate or discharge the Guarantor from its obligations under this Guarantee except that if any Noteholder shall release the Company from any liability for the payment of principal or interest hereunder then the Guarantor shall not be liable to pay such amount in respect of which the Company has been released.

32.   GUARANTOR CONSENT

32.1 Unless the Guarantor has otherwise consented thereto, it shall not be bound by any such other matter or thing which would operate either to increase its actual or contingent liabilities hereunder or extend any due date for the payment of principal or interest.

33.   CONTINUING GUARANTEE

33.1 This Guarantee is a continuing guarantee and subject to paragraph 2.3 above shall remain in full force and effect until all monies payable by the Company under or in connection with the Notes have been discharged, provided that, for the avoidance of doubt, this Guarantee shall cease immediately in respect of any Notes purchased, redeemed or cancelled by the Company or redeemed by the Company in accordance with the Instrument.

34.   ADDITION

34.1 This Guarantee shall be in addition to and shall not be affected by any other security or rights now or hereafter held or exercisable by any Noteholder on account of or in respect of any of the monies the payment of which is hereby guaranteed by the Guarantor, and this Guarantee may be enforced without first having recourse to any such security or rights and without any Noteholder first having to take any steps or proceedings against the Company.

35.   PRINCIPAL OBLIGOR

35.1 As a separate and independent stipulation the Guarantor agrees that any monies expressed to be payable under the Notes which may not be recoverable from the Company or the Guarantor by reason of any legal limitation, disability or incapacity of the Company or the Guarantor or any other fact or circumstances shall nevertheless be recoverable from the Guarantor as sole and principal obligor.

36.   IRREVOCABLE

36.1 This Guarantee is irrevocable in respect of the Note(s) held by each Noteholder save where a Noteholder gives to the Guarantor a specific written release of the Guarantor's liability in relation to the whole or any part of the Note(s) of such Noteholder.

37.   VARIATION

37.1 Any variation of the terms of the Guarantee in relation to a Note shall be considered valid and constituting part of this Guarantee provided such variation shall be made in writing and signed on behalf of the Company, by the relevant Noteholder or if such holder is a company on its behalf by any director or the secretary of such company, and by or on behalf of the Guarantor.

38.   REPRESENTATIONS AND WARRANTIES

      The Guarantor represents and warrants to and for the benefit of the Noteholders that:-

38.1 it is a corporation duly organised and validly existing under the laws of its jurisdiction of incorporation;

38.2 it has full power and authority to enter into and perform this Guarantee and has taken all necessary corporate or other action to authorise the execution, delivery and performance of this Guarantee;

38.3 it has taken, fulfilled, or done all action, conditions and things required by all applicable laws and regulations order to enable it lawfully to enter into, exercise its rights under and perform and comply with its obligations under this Guarantee and make this Guarantee admissible in evidence in England and Wales and its jurisdiction of incorporation have been taken, fulfilled, obtained or done;

38.4 the execution by it of this Guarantee and the exercise by it of its rights and performance of or compliance with its obligations under this Guarantee do not and will not violate (i) its constitutional documents or any law or regulation to which it or any of its assets is subject or (ii) to an extent or in a manner which has or could have material adverse effect on its ability to perform its payment obligations under the Instrument, any agreement which is binding upon it; and

38.5  its obligations under this Guarantee are legal, valid and binding;

39.   PAYMENT

39.1 All payments due under this Guarantee shall be paid free of any set-off or counterclaim, other than pursuant to Condition 7 and, save as required by law, without any withholding or deduction. If the Guarantor is required by law to make any withholding or deduction from any payment under this

      Guarantee the Guarantor shall, within 21 days after such payment, deliver up to each Noteholder a certificate as to the gross amount of such payment and the amount of tax deducted or withheld.

40.   NOTICE

40.1 Any notice (including a written demand for repayment referred to in paragraph 2.1 above) to the Guarantor may be hand delivered or sent by post in a pre-paid letter addressed to the Guarantor at the registered office of the Guarantor's agent for service of process (with a copy to the Guarantor) but notwithstanding anything to the contrary herein, no notice shall be effective unless and until actually received by the Guarantor's agent for service of process(with a copy to the Guarantor).

41.   SUBROGATION

41.1 Until all principal and interest and all other sums owing or payable in respect of the Notes and all other sums payable under this Guarantee or the Instrument have been irrevocably paid, discharged or satisfied in full the Guarantor waives all rights of subrogation and indemnity in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee.

42.   NON-COMPETITION

42.1 Until all principal and interest and all other sums owing or payable in respect of the Notes and all other sums payable under this Guarantee or the Instrument have been irrevocably paid, discharged or satisfied in full the Guarantor shall not:-

      (i) exercise any right of subrogation, indemnity, set-off or counterclaim against the Company, or any other person party to any encumbrance, guarantee, indemnity or other assurance held or to be held as security for the payment, performance or discharge of the obligations guaranteed by this Guarantee (any such encumbrance, guarantee, indemnity or other assurance together referred to in this paragraph 17 as "related security") by reason of the performance by the Guarantor of its obligations under this Guarantee;

      (ii) claim payment of any other monies for the time being due to it by the Company, or any person party to any related security by reason of the performance by it of its obligations under this Guarantee;

      (iii) claim or prove in a winding-up or dissolution of the Company, or any other person party to any related security in competition with the Noteholders in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; and
      if the Guarantor receives any sums in contravention of this paragraph 17 it shall hold them on trust to be applied promptly in or towards the satisfaction of obligations guaranteed by this Guarantee.

42.2 The Guarantor warrants that it has not taken, and agrees that it will not take, from the Company, or any person party to any related security any encumbrance, guarantee or other assurance in respect of or in connection with its obligations under this Guarantee.

                   APPENDIX TO THE GUARANTEE - FORM OF DEMAND

To:   Aspect Vision Holdings Limited

Address:    [Registered Office of agent for service of process]

Copy to:    The Cooper Companies Inc.

Address:    6140 Stoneridge Mall Road, Suite 590, Pleasanton, CA 94588, USA.

         For the Attention of: Robert S. Weiss, Chief Financial Officer.

Dated [            19  ]

1. This Demand is sent pursuant to the terms of an Instrument (the "INSTRUMENT") entered into on [ ] 1997 by Aspect Vision Holdings Limited (the "COMPANY") and The Cooper Companies, Inc.

2. I/We the undernamed is/are the registered holder(s) of the relevant Notes issued under the terms of the Instrument.

      Name ..........................

      Registered Address ...................................

3. I/We enclose the Certificate(s) relating to the Note(s) in respect of which the Demand is made.

4.    I/We claim 'L'    for principal and/or interest of 'L'    together
      with interest from today's date to the date of payment.

5.    I/We confirm that:

            (i) none of the Notes in respect of which such claim is made has [not] been cancelled, redeemed or re-purchased by the Company; and

            (ii) the sum demanded is due and payable and the Company has failed to pay the sum demanded.

6.    Payments under this demand should be made to the registered holder's bank
      account at                    Bank plc of                   to the account
      numbered                .

7. Please acknowledge receipt of this demand and the enclosed Certificate(s) by returning the enclosed copy of this demand to the registered holder whose name and address [first] appear in paragraph 2 above.

Signed ...............................

By or on behalf of the Registered Noteholder

Above  signature  confirmed  to the  signature  of  Mr/Mrs  [              ]

 .......................................
Noteholder's Banker's/Solicitor's

Bank/Firm/[         ]/Officer/Partner [               ]

Date [                19  ]

                                   SCHEDULE 3

                             REGISTER AND TRANSFERS

43.   REGISTER

43.1 A register of the Notes shall be kept by the Company at its registered office and there shall be entered in such register:

      (i)   the name(s) and address(es) of the holder(s) of each of the Notes;

      (ii) the principal amount of each of the Notes and the dates on which any parts of such principal amount are repaid; and

      (iii) the date on which the name of each holder was first entered therein in respect of each of the Notes of which he is the holder.

43.2 Upon any change of address of the holder of any of the Notes being notified to the Company the said register shall be altered accordingly. The Noteholders or any of them and any person authorised by any of the Noteholders and the Guarantor shall be at liberty at all reasonable times to inspect, copy and take extracts from such register.

44.   ABSOLUTE OWNER

44.1 Except as required by law the Company and the Guarantor will recognise the registered holder of any of the Notes as the absolute owner thereof and shall not be bound to take notice or see to the execution of any trust whether express implied or constructive to which any of the Notes may be subject and the receipt of such holder or in the case of joint holders the receipt of any of them for the interest from time to time accruing due in respect thereof or for any other moneys payable in respect thereof shall be a good discharge to the Company or the Guarantor notwithstanding any notice it may have whether express or otherwise of the right title interest or claim of any other person to or in such Notes interest or moneys. No notice of any trust express implied or constructive shall be entered on the register in respect of any of the Notes.

45.   TRANSFER

45.1 Each of the Noteholders will be entitled to transfer any of the Notes held by him in whole or in part in amounts of 'L'1 of Principal Sum or intEgral multiples thereof by instrument in writing in the form prescribed by the Stock Transfer Act 1963 or in any form usual or common prior to the coming into operation of that Act or such other form as may be appropriate and the Directors of the Company shall approve.

45.2 Every instrument of transfer must be signed by the transferor and the transferor shall be deemed to remain the owner of the Notes registered in his name until the name of the transferee is entered in the register in respect thereof.


45.3 Every instrument of transfer must be sent to or left for registration at the registered office for the time being of the Company accompanied by the certificate in respect of the Notes to be transferred and such other evidence as the Directors of the Company may require to prove the title of the transferor or his right to transfer such Notes.

45.4 All instruments of transfer which shall be registered will be retained by the Company.

45.5 No fee shall be charged by the Company in respect of the registration of any probate letters of administration certificate of marriage or death power of attorney or other document relating to or affecting the title to any of the Notes or for making any entry in the register affecting the title to any of the Notes.

45.6 The registration of transfers may be suspended at such times and for such period as the Company may determine provided always that such registration shall not be suspended for more than 30 days in any one year.

45.7 Every Noteholder shall hold the Notes subject to the rights of set-off conferred by the Umbrella Agreement or the Instrument.

46.   DEATH/BANKRUPTCY

46.1 In the case of the death of a Noteholder the survivors or survivor where the deceased was a joint holder and the executors or administrators of the deceased where he was a sole or only surviving holder shall be the only persons recognised by the Company and the Guarantor as having any title to such Notes.

46.2 Any person becoming entitled to any of the Notes in consequence of the death or bankruptcy of any holder may upon producing such evidence that he sustains the character in respect of which he proposes to act under this paragraph or of his title as the Directors of the Company shall think sufficient be registered himself as the holder of such Notes or subject to the preceding paragraphs as to transfer may transfer such Notes. The Directors of the Company shall be at liberty to retain the interest payable upon any Notes which any person under this and the last preceding paragraph is entitled to transfer until such person shall be registered or duly transfer the same as aforesaid.

47.   PAYMENTS

47.1 Any interest or other moneys payable on or in respect of any of the Notes shall be paid in such manner and in such place within the United Kingdom as the Noteholder shall reasonably direct and, if no such direction is given to the Company in writing at least 20 Business Days prior to the relevant payment, may be paid by crossed cheque or warrant sent through the post to the registered address of the holder or person entitled thereto or in the case of joint holders to the registered address of that one of the joint holders who is first named on the Register in respect of such Notes or to such person and to such address as to the holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent or to such person or persons as the holder or joint holders may in writing direct and payment of the cheque or warrant shall be satisfaction of the moneys represented thereby. Every such cheque or warrant shall be sent at the risk of the person entitled to the moneys represented thereby.

48.   DEFACED NOTE

48.1 If any of the Notes be worn out or defaced then upon surrender thereof to the Directors of the Company they shall cancel the same and issue a replacement Note in lieu thereof and if any of the Notes be lost or destroyed then upon proof thereof to the satisfaction of the Directors of the Company and on such terms as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in investigating evidence as the Directors of the Company may deem adequate being given a new certificate in lieu thereof may be issued to the persons entitled to such lost or destroyed Note. An entry as to the issue of the new certificate and indemnity (if any) shall be made in the Register. There shall be paid to the Company in respect of any replaced Note issued under this paragraph such sum as the Directors of the Company shall determine not exceeding the sum of Fifty pounds ('L'50).

49.   NOTICES

49.1 Any notice or other document may be given or sent to any holder of any of the Notes by sending the same by first or second class post in a prepaid letter addressed to such holder (if he has a registered address in the United Kingdom) at his registered address or (if he has no registered address within the United Kingdom) at the address (if any) within the United Kingdom supplied by him to the Company for the giving of notice to him or to his registered address.

49.2 Any notice given by post in accordance with the preceding paragraph shall be deemed to have been served 48 hours after the time when it is posted and in proving such service it shall be sufficient to prove that the envelope containing the notice was properly addressed stamped and posted.

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

                                   SCHEDULE 4

                           MEETINGS OF THE NOTEHOLDERS

50.   CONVENE

50.1 The Company may at any time and shall either upon a request in writing signed by the registered holders of more than 50% of the Principal Amount or upon a request in writing from the Guarantor convene a meeting of the Noteholders. All such meetings shall be held at the premises of the Company.

51.   NOTICE

51.1 At least 14 days' notice, or when the meeting is being convened for the purpose of passing an Extraordinary Resolution, at least 21 days' notice (exclusive in each case of the day on which the notice is served or deemed to be served and of the day for which the notice is given) of every meeting, shall be given to the Guarantor and the Noteholders in manner provided by the provisions in that behalf contained in the Second and Third Schedules of the Instrument. The notice shall specify the place day and hour of meeting and the general nature of the business to be transacted but it shall not be necessary except in the case of an Extraordinary Resolution to specify in the notice the terms of the resolutions to be proposed.

52.   QUORUM

52.1 At any such meeting two of the Noteholders present in person or by proxy shall form a quorum for the transaction of business save, if at any time there is a sole Noteholder, then such Noteholder shall during such time, constitute a quorum. The quorum for passing an Extraordinary Resolution shall be two or more of the Noteholders present in person or by proxy save, if at any time there is a sole Noteholder, then such Noteholder shall during such time, constitute a quorum. No business shall be transacted at any meeting unless the requisite quorum is present at the commencement of business. For the purposes of this paragraph and of the following paragraphs where the representative of a corporate Noteholder authorised as provided by section 375 Companies Act 1985 is present at a meeting of holders of the Notes, such corporate Noteholder shall be deemed present in person.

52.2 If within a quarter of an hour from the time appointed for the meeting a quorum is not present the meeting if convened upon the requisition of any of the Noteholders shall be dissolved. In any other case it shall stand adjourned to such day and time not being less than 14 days thereafter and to such place as may be appointed by the Chairman and at such adjourned meeting the holders of Notes present in person or by proxy and entitled to vote whatever the amount of the Notes held by them shall be a quorum for the transaction of any business including the passing of extraordinary resolutions and to decide upon all matters which could properly have been disposed of at the meeting from which the adjournment took place. Notice of any adjourned such meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as of an original meeting and such notice shall state that the holders of Notes present in person or by proxy at the adjourned meeting whatever their number and the amount of Notes held by them will form a quorum.


53.   CHAIRMAN

53.1 Some person nominated in writing by the Company shall preside at every meeting and if no such person is nominated or if at any meeting the person nominated shall not be present within 15 minutes after the time appointed for holding the meeting the holders present shall choose one of their number to be Chairman. Any Director and the Secretary and the solicitors of the Company and the Guarantor and any other person authorised in that behalf by the Company or the Guarantor may attend and speak at any meeting, as may solicitors or other advisers of any of the Noteholders.

54.   ADJOURNMENT

54.1 The Chairman may with the consent of any meeting at which a quorum is present and shall if so directed by the meeting adjourn the meeting from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

55.   VOTING

55.1 At any meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman or by one or more Noteholders present in person or by proxy and holding or representing not less than one-twentieth of the nominal amount of the Notes for the time being outstanding. Unless a poll is so demanded a declaration by the Chairman that a resolution has been carried or carried unanimously or by a particular majority or lost shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

55.2 On a show of hands every one of the Noteholders who (being an individual) is present in person or (being a corporation) is present by its authorised representative shall have one vote. On a poll every one of the Noteholders who is present in person or by proxy shall have one vote for every 'L'1 in nominal amount of the Notes of which he is the registered holder.

55.3 In the case of joint Noteholders the vote of the senior who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of joint holdings.

56.   POLL

56.1 If a poll is duly demanded it shall be taken in such manner and either at once or after an adjournment as the Chairman may direct and the result of such a poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

56.2 A poll demanded on the election of a Chairman or on a question of adjournment shall be taken at the meeting forthwith. A poll demanded on any other question shall be taken either immediately or at such time (not being more than 30 days from the date of the meeting) and place as the Chairman may direct. No notice need be given of a poll not taken immediately.

56.3 The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll has been demanded.

56.4 On a poll votes may be given either personally or by proxy and any of the Noteholders entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

56.5 Appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorised in writing or if the appointor is a corporation either under its common seal or under the hand of an officer or attorney thereof, but need not be witnessed.

56.6  A person appointed to act as a proxy need not be one of the Noteholders.

56.7 The instrument appointing a proxy and the power of attorney or other authority (if any) under which it is signed or a copy certified by a solicitor of such power or authority shall be deposited at such place as the Company may in the notice convening the meeting direct, or if no such place is appointed then at the registered office of the Company not less than 48 hours before the time appointed for holding the meeting or adjourned meeting or the poll at which the person named in the instrument proposes to vote and in default the instrument of proxy shall not be treated as valid. No instrument appointing a proxy shall be valid after the expiration of 12 months from the date named in it as the date of its execution.

56.8 An instrument of proxy may be in the usual common form or in such other form as the Directors of the Company may prescribe. The proxy shall be deemed to include the right to demand or join in demanding a poll and shall (except and to the extent to which the proxy is specially directed to vote for or against any proposal) include power generally to act at the meeting for the Noteholder giving the proxy. A proxy whether in the usual common form or not shall unless the contrary is stated thereon be valid as well for any adjournment of the meeting as for the meeting to which it relates and need not be witnessed. Any form of proxy issued by the Company shall be so worded that a registered holder of any of the Notes may direct his proxy to cast his votes either for or against each resolution. It shall be competent for any of the Noteholders to appoint the Chairman of the meeting (without naming him) as his proxy.


56.9 A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death insanity or bankruptcy of the principal or revocation of the proxy or of the authority under which the proxy was executed or the transfer of the Note or Notes in respect of which the proxy is given. Provided that no intimation in writing of such death insanity bankruptcy revocation or transfer shall have been received by the Company at its registered office before the commencement of the meeting or adjourned meeting at which the proxy is used.

56.10 In the case of an equality of votes whether on a show of hands or on a poll the Chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall be entitled to a casting vote in addition to the votes (if any) to which he may be entitled as a Noteholder.

57.   POWERS OF MEETING

57.1 A meeting of the Noteholders shall in addition to all other powers have the following powers exercisable by Extraordinary Resolution only:-

      (i) Power to sanction any scheme for the reconstruction of the Company or for the amalgamation of the Company with any other company and/or the Guarantor;

      (ii) Power to sanction the exchange of the Notes for or the conversion of the Notes into shares stock debentures debenture stock or other obligations or securities of the Company or any other company formed or to be formed;

      (iii) Power to sanction the release of the Company from the payment of all or any part of the principal moneys and interest owing upon the Notes;

      (iv) Power to sanction any modification or compromise or any arrangement in respect of the rights of the Noteholders against the Company or against its properties or against the Guarantor; and

      (v) Power to assent to any modification of the provisions contained in the Instrument proposed or agreed to by the Company and/or the Guarantor and to authorise some person on behalf of the


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            Noteholders to concur in and execute any supplemental trust deed embodying any such modification.

58.   EXTRAORDINARY RESOLUTION

58.1 Subject as provided in paragraph 9.3 below, an Extraordinary Resolution passed at a meeting of the Noteholders duly convened and held in accordance with the provisions contained in this Fourth Schedule shall be binding upon all the Noteholders, whether present or not present at the meeting.

58.2 The expression "EXTRAORDINARY RESOLUTION" when used in this Note means a resolution passed at a meeting of the Noteholders duly convened and held in accordance with the provisions contained in this Fourth Schedule and carried by a majority consisting of not less than three-fourths of the persons voting thereat upon a show of hands or if a poll is duly demanded by a majority consisting of not less than three-fourths of the votes given on such poll.

58.3 No resolution, whether an Extraordinary Resolution or otherwise shall be effective which would or might increase or change in any way any obligation of the Company or the Guarantor hereunder or postpone the due date for payment of any principal or interest in respect of any Note without the consent of the Company and the Guarantor.

58.4 A resolution in writing signed by or on behalf of any one or more of the Noteholders holding, or together holding, 75 per cent in nominal amount of the Notes shall for all purposes be as valid and effectual as an Extraordinary Resolution passed at a meeting of the Noteholders duly convened and held in accordance with the provisions contained in this Fourth Schedule. Such resolution in writing may be contained in one document or in several documents in like form each signed by or on behalf of one or more of such Noteholders.

59.   MINUTES

59.1 Minutes of all resolutions and proceedings at each meeting shall be made and duly entered in books to be from time to time provided for that purpose by the Company and any such minute as aforesaid if purporting to be signed by the Chairman of that meeting or by the Chairman of the next succeeding meeting of the Noteholders shall be conclusive evidence of the matters therein stated and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings held thereat to have been duly passed and held.



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


Executed as a Deed by                   )
ASPECT VISIONS HOLDINGS LIMITED         )
and signed by                           )
                                        )
                                        )
                                        )        director
and                                     )
                                        )
                                        )   ..........................
                                        )        director


pursuant to a resolution of the Board




                                      -32-
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

Executed as a Deed                      )
by THE COOPER COMPANIES, INC            )
and signed by                           )
                                        )
                                        )....................................
                                        )    (authorised signatory)
and                                     )
                                        )
                                        )....................................
                                             (authorised signatory)


acting with the authority of The Cooper Companies, Inc


                                     -33-

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